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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               March 7, 2005

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               (Date of Report: Date of earliest event reported)

Cordia Corporation

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           (Exact name of registrant as specified in its charter)

          Nevada                 33-23473                    11-2917728

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(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)

 of incorporation)

             2500 Silverstar Road, Suite 500, Orlando, Florida 32804

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                    (Address of principal executive office)

Registrant's telephone number, including area code: 866-777-7777

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                                NA

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        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13-4(e) under the

Exchange Act (17 CFR 240.13e-4(c))

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         ITEM 1.01 Entry Into a Material Definitive Agreement

On March 7, 2005, Cordia Corporation, (“Cordia”) a Nevada corporation, consummated a private placement with Barron Partners, L.P., (“Barron”) a Delaware limited partnership in which Cordia issued 1,500,000 shares of Series A Convertible Preferred Stock, and issued warrants to purchase 750,000 shares of the Company’s common stock at $2.00 per share and warrants to purchase 750,000 shares of the Company’s common stock at $4.00 per share.  Barron’s cash consideration for the Series A Convertible Preferred Stock and warrants total $1,500,000.

The following describes certain of the material terms of the financing transaction with Barron.  The description below is not a complete description of the material terms of the transaction and is qualified in its entirety by reference to the agreements entered into in connection with the transaction, copies of which are included, as exhibits to this Current Report on Form 8-K.

Registration Rights

Pursuant to the terms of a Registration Rights Agreement between Cordia and Barron, Cordia is obligated to file a registration statement on Form SB-2 (or other form as appropriate) registering the resale of the shares of Common Stock issuable upon payment of $1.00 per share conversion price and exercise of the Warrants.  Cordia is required to file the registration statement on or prior to May 3, 2005 and have the registration statement declared effective by the Securities Exchange Commission on or prior to September 3, 2005.  If the registration statement is not timely filed or declared effective within the timeframe described, or if the registration is suspended other than as permitted in the registration rights agreement, Cordia will be obligated to pay Barron for each such day , an amount equal to twenty-one ( 21%) of the Purchase Price per annum ..

Warrants Terms

Company issued Warrants A & B granting Barron the right to purchase for cash a total of 1,500,000 shares of Common Stock at an exercise prices of (i) $2.00 per share for 750,000 shares acquired until the expiration of the warrant on March 3, 2008 and (ii)  $4.00 per share for 750,000 shares acquired until the expiration of the warrant on March 3, 2009.

         ITEM 3.02 Unregistered Sales of Equity Securities

Please see Item 1.01 of this Current Report on Form 8-K, which Item is incorporated herein by reference, for a description of the terms of the issuance of the Series A Convertible Preferred Stock and warrants.  The Series A Convertible Preferred Stock and Warrant were issued in reliance on the exemption from registration provided by Section 4(2) of the Act, on the basis that their issuance did not involve a public offering, no underwriting fees or commissions were paid by us in connection with such sale and Barron represented to use that it is an “accredited investor,” as defined by the Act.

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                    ITEM 7.  EXHIBITS

     The following exhibits are included as part of this report:

            SEC

Exhibit     Reference

Number      Number            Title of Document                Location

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10.1

Preferred Stock Purchase Agreement, dated as of March 3, 2005, between Cordia Corporation and Barron Partners, L.P.

10.2

Registration Rights Agreement, dated as of March 3, 2005, between Cordia Corporation and Barron Partners, L.P.

10.3

Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock

10.4

Common Stock Purchase Warrant A, dated as of March 3, 2005, issued by Cordia Corporation to Barron Partners, L.P.

10.5

Common Stock Purchase Warrant B, dated as of March 3, 2005, issued by Cordia Corporation to Barron Partners, L.P.

99.1

Press Release of Cordia Corporation dated March 7, 2005

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                         Cordia Corp.

                                         By: /s/ Patrick Freeman

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Date: March 7, 2005                       Patrick Freeman, Chief Executive

                                          Officer, Duly Authorized Officer